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                          Prudential Equity Fund, Inc.
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                          Supplement Dated May 8, 2000
                         Prospectus Dated March 1, 2000

   The following replaces the information contained in the Prospectus on page 1 under 'Risk/Return Summary--Investment Objective and Principal Strategies--We're Value Investors' and on page 6 under 'How the Fund Invests--Investment Objective and Policies':

   In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

   The following supplements the information contained in the Prospectus on pages 12 and 13 under 'How the Fund is Managed--Portfolio Manager':

   Philip Schettewi, CFA, Head of Public Equity for Prudential Global Asset Management (PGAM), began co-managing the Fund in May 2000. Mr. Schettewi joined PGAM in May 1999 from Loomis, Sayles & Company, where he was a Managing Partner, Director and Chief Investment Officer for almost ten years. He earned a B.A. in economics from the University of Maryland and has completed graduate course work at George Washington University. Mr. Schettewi also holds the Chartered Financial Analyst (CFA) designation and is a member of the Association for Investment Management and Research.
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